SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )


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Filed by a Party other than the Registrant { }

Check the appropriate box:

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       14a-6(e)(2))
{ X }  Definitive Proxy Statement
{   }  Definitive Additional Materials
{   }  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                 MATEC CORPORATION
        ---------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


        ---------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                      applies:

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
                           MATEC CORPORATION
                        (A Maryland corporation)

                               __________

      NOTICE OF SPECIAL IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

                              May 13, 1999
                               __________


To the Stockholders of
MATEC CORPORATION

          The Special In Lieu of Annual Meeting of Stockholders of MATEC Corporation will be held at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748 on May 13, 1999 at 10:00 A.M. to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement.

          (1)     The election of six directors;

          (2)     Proposal to approve the Company's 1999 Stock
                  Option Plan; and

          (3) Such other matters as may properly come before the meeting.

          The Board of Directors has fixed April 9, 1999, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.


          WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE FILL
IN, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE
BOARD OF DIRECTORS.  THE PROXY IS REVOCABLE AND WILL NOT AFFECT
YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                         BY ORDER OF THE BOARD OF DIRECTORS


                              JOHN J. MCARDLE III
                              SECRETARY

April 5, 1999

          REQUESTS FOR ADDITIONAL COPIES OF THE PROXY MATERIAL
SHOULD BE ADDRESSED TO SECRETARY, MATEC CORPORATION, 75 SOUTH
STREET, HOPKINTON, MASSACHUSETTS  01748.

                            MATEC CORPORATION

                             75 SOUTH STREET
                     HOPKINTON, MASSACHUSETTS  01748

                              ____________

                            PROXY STATEMENT
                              ____________

                           SPECIAL IN LIEU OF
                     ANNUAL MEETING OF STOCKHOLDERS
                              MAY 13, 1999
                              ____________


          The enclosed Proxy is solicited by the Board of Directors of MATEC Corporation (the "Company") in connection with the Special In Lieu of Annual Meeting of Stockholders to be held on May 13, 1999. The Board of Directors has fixed April 9, 1999, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting. Any Proxy received by the Board of Directors may be revoked, either in writing or in person, by the record holder of the shares covered thereby, if such revocation is received by the Company at any time prior to said Proxy being exercised. It is anticipated that this Proxy Statement and the enclosed Notice and Proxy first will be mailed to stockholders of record on or about April 12, 1999.

          All Proxies will be voted in accordance with the instructions contained therein and if no choice is specified will be voted in favor of the election as directors of the persons named herein and for approval of the 1999 Stock Option Plan. The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any such nominee should prior to the election become unable to serve as a director, the Proxy will be voted for such substitute nominee, if any, as the Board of Directors shall propose.

          For a matter to be considered and voted upon at the meeting a quorum must be present. The presence, in person or by proxy, of a majority of all votes entitled to be cast at the meeting constitutes a quorum. Directors are elected by a plurality of the votes cast. The approval of all other matters to be considered at the meeting requires the affirmative vote, by person or proxy, of a majority of all votes cast at the meeting. A stockholder who abstains from a vote by registering an abstention vote will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on the particular matter. Similarly, in the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters. Thus, on the vote for the proposal to elect directors, where the outcome depends on the votes cast, abstentions and non-votes will have no effect on the vote.

          The Annual Report to Stockholders of the Company, including financial statements for the year ended December 31, 1998, is enclosed herewith.


                       COMMON STOCK OWNERSHIP OF
                CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          All the voting power of the Company is vested in its Common Stock. As of the close of business on March 23, 1999, 2,710,648 shares of Common Stock, par value $.05 per share, were outstanding. Each share of Common Stock is entitled to one vote. It is not presently anticipated that the number of issued and outstanding shares of Common Stock will significantly change between March 23, 1999 and the record date.

          Set forth in the table below is information concerning the ownership as of March 23, 1999 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.


Name and Address           Amount                 Percentage
of Beneficial Owner        Beneficially Owned     of Class
-------------------        ------------------     ----------

Dimensional Fund              143,400(1)             5.3%
  Advisors Inc.
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

John J. McArdle III           187,962(2)(3)          6.9%
MetroWest Bank
15 Park Street
Framingham, MA  01701

Mary R. and                   207,400                7.7%
  Emile Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey              204,403(2)(4)          7.5%
Route 25
Box 249
Center Harbor, NH  03226

Name and Address           Amount                 Percentage
of Beneficial Owner        Beneficially Owned     of Class
-------------------        ------------------     ----------

Ted Valpey, Jr.               727,935               26.9%
P.O. Box 4100
Portsmouth, NH  03801

Other Directors and
Executive Officers
-------------------

Eli Fleisher                   92,000(5)             3.4%
Lawrence Holsborg             114,267                4.2%
Robert W. Muir, Jr.            26,200            less than 1%
Joseph W. Tiberio              25,000            less than 1%
Michael J. Kroll               16,475(6)(7)      less than 1%

Directors and Executive     1,189,839(2)(3)(5)-(7)      43.9%
  Officers as a Group
  (consisting of
  7 individuals)
______________________________

(1) Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 143,400 shares of Common Stock of the Company as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager.
     Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

(2)  Includes 100,000 shares, as to which each of Mr. Robert
     Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of two trustees.

(3) Includes 25,750 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.

(4) Includes 2,900 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,000 shares jointly owned by Mr. Valpey's wife.

(5) Includes 1,500 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.

(6)  Includes 8,700 shares jointly owned by Mr. Kroll's wife.

(7) Includes 1,175 shares issuable upon exercise of currently exercisable stock options.

                        1. ELECTION OF DIRECTORS


NOMINEES

          Six directors are to be elected at the Special In Lieu of Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.
Directors are elected by a plurality of the votes cast.

          The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the Company:




                                                                 Year
                                                                 First
                              Principal Occupation               Elected
Name of Nominee               for Past Five Years                Director    Age
---------------               --------------------               --------    ---

Eli Fleisher(d)               Investor since prior to 1994.        1977      71

Lawrence Holsborg(b)(c)(d)    Investor since prior to 1994         1986      65

John J. McArdle III(a)(b)(c)  Chief Executive Officer of           1992      49
                                MetroWest Bank since prior to
                                1994; President of MetroWest
                                Bank since prior to 1994 to
                                April 1998; Employee of
                                Prime Capital Group (financial
                                consultants) since prior to
                                1994; President of RSC Realty
                                Corporation (a subsidiary of
                                the Company) since prior to
                                1994 and Secretary of the
                                Company since prior to 1994.

                                                                 Year
                                                                 First
                              Principal Occupation               Elected
Name of Nominee               for Past Five Years                Director    Age
---------------               --------------------               --------    ---

Robert W. Muir, Jr.(a)(d)     President of The Diamond Group       1996      50
                                (investment company) since
                                August 1998; Vice President
                                Corporate Development,
                                Thomas & Betts Electrical
                                Supply from October 1997 to
                                August 1998; CEO and
                                President of Diamond
                                Communication Products Inc.
                                (manufacturer of poleline
                                hardware) from prior to 1994
                                to July 1997.

Joseph W. Tiberio(a)(b)       President, Century Manufacturing     1986      77
                                Co., Inc. (metal stamping)
                                since prior to 1994; President,
                                Ty-Wood Corporation (metal
                                fabrication) since prior to
                                1994.

Ted Valpey, Jr. (a)(c)        Investor; Chairman of the            1980      66
                                Company since prior to 1994
                                and Chief Executive Officer of
                                the Company since April 28,
                                1997.

_______________________

(a)  Member of the Executive Committee
(b)  Member of the Audit Committee
(c)  Member of the Nominating Committee
(d)  Member of the Stock Option-Compensation Committee.

          Each of the above nominees was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected.

          The Board of Directors held eight meetings during the last fiscal year.

          The Stock Option-Compensation Committee of the Board of Directors recommends to the Board of Directors the compensation for the Chairman and the Chief Executive Officer ("CEO"), approves the compensation recommendations of the CEO for corporate and executive officers, and subsidiary presidents and controllers, administers and approves option grants pursuant to the Company's 1992 Stock Option Plan, and approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan. The Stock Option-Compensation Committee held two meetings during 1998.

          The Nominating Committee of the Board of Directors performs such functions as the selection and recommendation to the Board of Directors of potential candidates for nomination
as directors.   The Nominating Committee held one meeting
during 1998.   In recommending to the Board the nominees for
election as directors, the Committee will consider stockholders' recommendations for director sent to the Nominating Committee, c/o Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. Stockholders must submit the names of potential future nominees in writing with a statement of their qualifications and an indication of the potential nominee's willingness to serve as a director if nominated and elected.

          The Executive Committee of the Board of Directors is authorized to exercise all of the authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors. The Executive Committee held one meeting during 1998.

          The Audit Committee of the Board of Directors performs the customary functions of such a committee including recommendation to the directors of the engagement of independent auditors, the review of the plan and results of the yearly audit by the independent auditors, the review of the Company's system of internal controls and procedures and the investigation, where necessary, into matters relating to the audit functions. The Audit Committee held two meetings during 1998.

          Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

          Name of
          Director                Director of
          --------                -----------

          John J. McArdle III     MetroWest Bank
          Ted Valpey, Jr.         MetroWest Bank

DIRECTORS COMPENSATION
----------------------

          Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

          As required by the Securities and Exchange Commission rules, the Company notes that in 1998 one of its directors, Robert W. Muir, Jr. filed three delinquent monthly reports reporting twelve transactions for the purchase of an aggregate of 8,500 shares of the Common Stock of the Company and that Michael J. Kroll, Vice President and Treasurer, filed one delinquent monthly report reporting the purchase of 1,500 shares of Common Stock through the exercise of stock options.


                         EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION
----------------------

          The Summary Compensation Table below sets forth compensation information for each of the Company's last three fiscal years for the CEO and the other executive officer whose total annual salary for such fiscal year exceeded $100,000.

                       SUMMARY COMPENSATION TABLE


                        Annual Compensation(1)(2)
                        -------------------------

Name and
Principal                                          All Other
Position            Year    Salary     Bonus     Compensation(3)
---------           ----    ------     -----     ---------------

Ted Valpey, Jr.     1998    $80,000      --         $3,235
(CEO and            1997     80,000   $25,000        2,531
President since     1996     80,000      --          2,446
April 28, 1997,
and Chairman)(4)


Michael J. Kroll    1998    111,500      --           3,847
(Vice President     1997    111,500   15,000          3,741
and Treasurer)      1996    111,500      --           3,532

____________________________

(1) For 1998, 1997 and 1996 the Company maintained a Management Incentive Plan (the "Incentive Plan") which provides cash payments to key managers of the Company based on the achievement of defined profit objectives by various operating units and other transaction and performance-oriented goals. The Company paid no amounts to any of the named officers pursuant to the Incentive Plan in 1998, 1997 or 1996.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3)  Represents amounts allocated under the Company's Profit
     Sharing 401(k) Plan.

(4) Mr. Valpey was elected CEO on April 28, 1997. He served as Chairman of the Company for 1996, 1997 and 1998. The amounts set forth in the table with respect to 1997 includes all amounts paid to Mr. Valpey as compensation in 1997. The Company had reimbursed Mr. Valpey since prior to January 1, 1996 at the rate of $4,000 per month for office, secretarial and other business expenses. Effective in April 1998 such reimbursement for office, secretarial and other business expenses was increased to $5,000 per month.



OPTION TABLE
------------

          The following table sets forth exercise activity in the last fiscal year and the fiscal year-end option values with respect to the named officers. No stock options were granted to the named officers during 1998.

                       AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1998
                                       OPTION VALUES

Name               Shares Acquired On Exercise (#)       Value Realized ($) (1)
----               -------------------------------       ----------------------

Ted Valpey, Jr.                  --                                --
Michael J. Kroll               1,500                             $1,875

                       Number of Securities            Values of Unexercised
                      Underlying Unexercised          In-the-Money Options at
                       Options at 12/31/98                  12/31/98(2)
                      ----------------------          -----------------------

                    Exercisable  Unexercisable       Exercisable  Unexercisable
                    -----------  -------------       -----------  -------------
Ted Valpey, Jr.         --            --                 --            --
Michael J. Kroll       1,175          294               $975          $244

____________________

(1) Calculated by determining the difference between the exercise price and the closing price on the day of exercise.

(2) Calculated by determining the difference between the exercise price and the closing price on December 31, 1998.



REPRICING OF OPTIONS
--------------------

          On October 28, 1998, the Board of Directors of the Company voted to adjust the number of shares and the exercise price of all outstanding stock options to reflect the "partial liquidation" under Section 302(e) of the Internal Revenue Code of 1986, as amended ("Code"), which resulted from a special $1.75 nonrecurring dividend paid to the stockholders in May 1998. The dividend represented a substantial portion of the proceeds from the sale of the Company's Bergen Cable subsidiary. The Board concluded that the adjustment was necessary to reflect the reduction in the value of the shares of the Company as a result of the dividend distribution. The adjustment was calculated consistent with Section 424(a) of the Code and the regulations thereunder based upon the value of the shares of the Company immediately before and after the ex-dividend date with respect to the dividend. As a result of the adjustment, Mr. Kroll's outstanding option for 1,000 shares was increased to 1,469 shares and the outstanding exercise price of $4.25 was reduced to $2.92 per share.

CERTAIN TRANSACTIONS
--------------------

          On April 15, 1998, substantially all the assets, excluding real property and plant, of the Company's wholly-owned subsidiary, Bergen Cable Technologies, Inc. were sold to a newly organized corporation of which Robert W. Muir, Jr., a director of the Company, owns 27.12% of the outstanding capital stock. The real property and plant were sold to a New Jersey limited liability company in which Mr. Muir holds a 27.12% membership interest. The purchase price received consisted of $7,500,000 in cash, a 12% subordinated promissory note in the principal amount of $1,250,000, a 10% stock and membership interest in the acquiring entities and the assumption by the acquiring entities of certain liabilities, including trade payables.

Because of Mr. Muir's interest in the transaction the Company retained the firm of O'Conor, Wright Wyman, Inc. to evaluate the fairness of the transaction to the stockholders of the Company from a financial point of view. O'Conor, Wright Wyman, Inc. gave their opinion that the consideration received was fair to the stockholders of the Company from a financial point of view. The transaction was approved by all directors of the Company except Mr. Muir who abstained from the vote.


                  EXECUTIVE COMPENSATION REPORT OF THE
                  STOCK OPTION-COMPENSATION COMMITTEE
                  ------------------------------------

          The Stock-Option Compensation Committee (the
"Committee") of the Board of Directors consists of three non-employee directors, Eli Fleisher, Lawrence Holsborg and Robert
W. Muir, Jr.

          The Committee recommends to the Board of Directors the compensation for the Chairman and the CEO, approves the compensation recommendations of the CEO for corporate and executive officers, and subsidiary presidents and controllers, administers and approves option grants pursuant to the Company's 1992 Stock Option Plan, and approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS
------------------------------------------

          The Committee's policy is that the Company's executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus, and should receive long-term incentive compensation in the form of stock options.

          The policy with respect to salary of the executive officer, other than the CEO, is that it should be in an amount recommended by the CEO, and the current salary of such executive officer is in the amount so recommended. The considerations entering into the determination by the CEO of the salary for the named executive which he recommended to the Committee in 1998 were his subjective evaluation of the ability and past performance of the executive and his judgment of his potential for enhancing the profitability of the Company. The CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, such salary was reasonable and proper in light of the duties and responsibilities of the executive.

          On the recommendation of the Committee, the Board has adopted the Company's Management Incentive Plan (the "Plan"). However, for 1998, the Committee recommended that corporate management, including the executive officers named in the Summary Compensation Table, not be eligible to participate in the Plan.

          The Committee's policy generally is to grant options to executives and other key employees under the Company's 1992 Stock Option Plan (the "Option Plan") and in amounts not exceeding the amounts recommended by the CEO. The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the CEO, among other things, considers the amount and terms of options granted in the past. No options were granted under the Option Plan to executive officers in the 1998 fiscal year.

          Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officer. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

COMPENSATION OF THE CEO IN 1998
-------------------------------

          On April 28, 1997 Mr. Valpey was elected CEO. At the time of his election by the Board of Directors, the Board determined to continue to pay Mr. Valpey $80,000 per annum, the amount he had been receiving as Chairman.


                              Eli Fleisher
                              Lawrence Holsborg
                              Robert W. Muir, Jr.
                                   Stock Option-Compensation
                                        Committee


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

          Ted Valpey, Jr. serves on the Compensation Committee of MetroWest Bank, of which Mr. McArdle is Chief Executive
Officer.

          Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Corporation, prior to 1989.

          Robert W. Muir, Jr. owns 27.12% of entities which on April 15, 1998 acquired substantially all the assets of the Company's subsidiary Bergen Cable Technologies, Inc. for a purchase price consisting of $7,500,000 in cash, a 12% subordinated promissory note in the principal amount of $1,250,000, a 10% stock and membership interest in the acquiring entities and the assumption by the acquiring entities of certain liabilities, including trade payables. The Company received an opinion from O'Conor, Wright Wyman, Inc. that the consideration received by the Company's subsidiary was fair to the stockholders of the Company from a financial point of view. See "CERTAIN TRANSACTIONS"

                           PERFORMANCE GRAPH


          The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the American Stock Exchange Index, a peer index ("Peer Group #1") made up of 38 companies in the electronic components manufacturing business, and a weighted index ("Peer Group #2") made up 40% of companies in the electronic components manufacturing business, 40% of companies in the fabricated metal products business and 20% of companies in the laboratory analytical instruments business, for the five years beginning December 31, 1993 and ending December 31, 1998 (assuming the investment of $100 on December 31, 1993, and the reinvestment of all dividends). The Company selected the weighted index in prior years because the companies included therein are engaged in operations similar to those of the Company's three segments prior to 1998 with the percentages being approximately the same as the revenues of the segments are of total revenues during the period since December 31, 1993. In 1998 the Company disposed of its operation in the fabricated metal products business and in the laboratory analytical instruments business and thus selected an index of companies in its sole remaining segment, electronic components manufacturing.

                       TOTAL SHAREHOLDER RETURNS


                                [GRAPH]


                            Base
                           Period
                           Dec 93  Dec 94   Dec 95   Dec 96   Dec 97   Dec 98

MATEC CORPORATION            100   116.13   103.23    87.10   106.45   141.94
AMERICAN STOCK EXCHANGE IND  100    90.89   114.90   122.24   143.48   144.40
PEER GROUP #1                100   117.07   158.24   170.78   162.41   125.76
PEER GROUP #2                100   101.26   131.19   145.26   180.63   144.94

                  2. APPROVAL OF THE MATEC CORPORATION
                         1999 STOCK OPTION PLAN

          The Board of Directors recommends the approval of the MATEC Corporation 1999 Stock Option Plan (the "1999 Plan") under which options to purchase a total of 100,000 shares of the Company's Common Stock will be made available for grants. The 1992 Stock Option Plan of the Company, will terminate on December 3, 2002, and at that time no additional options may be granted under that Plan. Currently there are an aggregate of 46,664 shares of Common Stock subject to outstanding options under the 1992 Plan and options to purchase 222,636 shares of Common Stock available for issuance under the 1992 Plan. The Company is in the process of hiring a new President and COO for its Valpey-Fisher subsidiary and anticipates that a substantial member of options under the 1992 Plan will be granted to such individual. The Board of Directors believes it to be in the best interest of the Company to adopt the 1999 Plan to have available sufficient options to attract and retain the services of valued employees and attract and retain the services of other individuals of outstanding abilities and specialized skills. Accordingly, the Board of Directors has adopted the 1999 Plan, subject to approval by stockholders, and recommends that the stockholders approve it.

          The full text of the 1999 Plan is attached to this Proxy Statement as Exhibit A. The following is a summary of the major provisions of the 1999 Plan and is qualified in its entirety by the full text of the Plan.

PURPOSE OF THE PLAN
-------------------

          The 1999 Plan is intended to expand and improve the profitability and prosperity of the Company for the benefit of its stockholders by permitting the Company to grant to officers and other key employees of, and consultants and advisors to, the Company and its subsidiaries, options to purchase shares of the Company's Common Stock.

STOCK SUBJECT TO THE PLAN
-------------------------

          There will be reserved for issuance upon the exercise of options granted under the 1999 Plan an aggregate of 100,000 shares of Common Stock of the Company, par value $.05 per share. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 1999 Plan contains certain anti-dilution provisions relating to the stock dividends, stock splits and the like.

ADMINISTRATION OF THE PLAN
--------------------------

          The 1999 Plan will be administered by the Stock Option-Compensation Committee appointed by the Board of Directors consisting of members of such Board each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee will have the full power to grant options ("Options"), to determine the persons eligible to receive Options, and to determine the amount, type and terms and conditions of each Option.

          The Committee may permit the voluntary surrender of all or a portion of an Option granted under the 1999 Plan to be conditioned upon the granting to the participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the 1999 Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

ELIGIBILITY
-----------

          Options may be granted to officers and other key employees, and consultants and advisors to the Company or a subsidiary of the Company (presently approximately ten in number). However, members of the Board of Directors who are not employees of the Corporation or a subsidiary will not be eligible to participate in the 1999 Plan.

          No determination has yet been made, assuming the 1999 Plan is approved, as to the key employees, consultants or advisors to whom Options will be granted in the future or as to the total number of officers and other employees, consultants or advisors who may be selected in the future to receive options under the 1999 Plan. One or more Options may be granted under the 1999 Plan to any present or future employee, consultant or advisor, including officers and directors who are employees of the Company or one of its subsidiaries.

          Both Incentive Stock Options (as defined in the Internal Revenue Code of 1986) and Non-Qualified Options may be granted under the 1999 Plan. Incentive Stock Options may be granted only to officers and other key employees, but Non-Qualified Options may be granted to officers and employees as well as to consultants and advisors. The two types of Options differ primarily in the tax consequences relating to the exercise and disposition of shares acquired pursuant to the Options. See "Federal Income Tax Consequences" below.

OPTION PRICE
------------

          The purchase price of each share of Common Stock under Options will be established by the Committee, provided, however, that in the case of an Incentive Stock Option the exercise price will not be less than the fair market value of the Common Stock at the time of the grant of such Option.

          The exercise price is to be paid in full at the time of exercise (i) in good funds, or (ii) if the Committee determines at the time of grant, by delivery of shares of Common Stock of the Company (valued at their then fair market value), or (iii) if the Committee determines and subject to any restrictions or conditions as it deems appropriate, by electing to have the Company withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the exercise price, or (iv) by a combination of (i) and (ii) or (i) and (iii) above.

          The last sale price of the Common Stock of the Company reported on the American Stock Exchange composite tape on March
30, 1999 was $3.875 per share.

TERM OF OPTION
--------------

          Each Option shall expire on such date as the Committee shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

EXERCISE OF OPTIONS
-------------------

          Each Option shall be exercisable as to all or any part of the shares subject thereto at such times as the Committee may determine. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

EARLY TERMINATION OF OPTIONS
----------------------------

          If an optionee voluntarily quits or is discharged for cause, his or her Options terminate immediately. The estate of a deceased optionee may exercise the decedent's Options within three months after the death, to the extent exercisable at the time of death. If an Optionee is disabled, his or her Options may be exercised within one year thereafter, to the extent exercisable at the time of the disability.

AMENDMENTS TO THE PLAN
----------------------

          The Board of Directors may at any time terminate or modify or suspend the 1999 Plan, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the participants holding any Option previously, and further provided that no such modification, without the approval of the stockholders to the extent such approval is required by applicable law, regulation or rule, shall (i) modify the eligibility requirements for participation, or (ii) increase the maximum number of shares as to which options may be granted.

FEDERAL INCOME TAX CONSEQUENCES
-------------------------------

          The following is a brief summary of the Federal income tax aspects of grants under the 1999 Plan. The summary is not intended to be exhaustive and does not describe state or local tax consequences.

          Upon the grant of a Non-Qualified Option, no income will be realized by the optionee. Upon exercise, ordinary income will generally be realized by the optionee in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price, and the Company will be entitled to a corresponding tax deduction. Upon disposition of the shares, appreciation or depreciation after the date of exercise will be treated as short-term or long-term capital gain or loss to the optionee, depending upon how long the shares have been held. Generally, the Company is required to withhold for income and employment tax purposes upon exercise, or otherwise ensure that the amount of tax required to be withheld is remitted by the optionee to the Company.

          No tax consequences result from the grant of an Incentive Stock Option, or, except as provided below, from its exercise by the optionee, and the Company is not entitled to any deduction thereupon. The optionee will realize long-term capital gain or loss upon the sale of shares, measured by the difference between the sale price and the option price, provided the shares are held for more than two years after the grant of the incentive stock option and one year after the date of exercise. If the shares are disposed of prior to such time, the optionee must treat as ordinary income the difference between the option price and the lesser of the fair market value of the shares on the exercise date or the amount realized in case of a sale or exchange. Any remaining gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the shares have been held. An amount equal to the ordinary income recognized by the optionee upon such disposition will be deductible by the Company at such time. For purposes of calculating the optionee's alternative minimum tax, if any, the difference between the fair market value of the shares subject to the incentive stock option determined on the date of exercise and the option price generally constitutes an item of adjustment.

          If upon the exercise of a Non-Qualified Option or an Incentive Stock Option all or a portion of the option price is satisfied either by delivery to the Company of shares previously acquired by the optionee or by a direction to the Company by the optionee to withhold shares otherwise issuable upon exercise, the timing, character and amount of income that will be recognized by the optionee, and the tax deduction available to the Company, may be other than as discussed above.

TERM OF THE PLAN
----------------

          The 1999 Plan will terminate on March 29, 2009 and no options may be granted under the 1999 Plan after that date.

APPROVAL OF THE 1999 PLAN
-------------------------

          The affirmative vote of the holders of a majority of the votes cast by holders of the shares of Common Stock of the Company present and entitled to vote at the meeting is necessary for the approval of the 1999 Plan.


                            3. OTHER MATTERS

          The Board of Directors knows of no matters to be presented at the meeting other than those set forth in the foregoing
Notice of Special In Lieu of Annual Meeting. If other matters properly come before the meeting, the persons named on the accompanying form of proxy intend to vote the shares subject to such proxies in accordance with their best judgment.

AUDIT AND RELATED MATTERS
-------------------------

          The Board of Directors has selected Deloitte & Touche, independent certified public accountants, as auditors of the Company for 1999.

          The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 1998 were examined by Deloitte & Touche. Representatives of Deloitte & Touche are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

ADDITIONAL INFORMATION
----------------------

          The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges.
Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

STOCKHOLDER'S PROPOSALS
-----------------------

          From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2000 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2000 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than December 7, 1999. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2000 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than February 28, 2000.




                         BY ORDER OF THE BOARD OF DIRECTORS



                              JOHN J. MCARDLE III
                              SECRETARY


APRIL 5, 1999

          UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH STOCKHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO SECRETARY, MATEC CORPORATION, 75 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748. THERE WILL BE NO CHARGE FOR SUCH REPORT UNLESS ONE OR MORE EXHIBITS THERETO ARE REQUESTED, IN WHICH CASE THE COMPANY'S REASONABLE EXPENSES OF FURNISHING SUCH EXHIBITS MAY BE CHARGED.

          ALL STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. IF YOU ARE MAILING YOUR PROXY, KINDLY DO SO SUFFICIENTLY IN ADVANCE OF THE MEETING DATE SO THAT IT WILL BE RECEIVED IN TIME TO BE COUNTED AT THE MEETING.

                                                      EXHIBIT A
                                                      ---------



                           MATEC CORPORATION

                        1999 STOCK OPTION PLAN



1. PURPOSE
   -------

          The Plan is intended to expand and improve the profitability and prosperity of MATEC Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.


2.  DEFINITIONS
    -----------

          For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

          (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

          (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Committee, to receive, if the Participant dies, any Option exercise rights held by the Participant.

          (c) "Board" shall mean the Board of Directors of the Corporation.

          (d)     "Code" shall mean the Internal Revenue Code of
1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

          (e) "Committee" shall mean a Committee of the Board composed of two or more persons which shall be designated by the Board to administer the Plan. Each member of the Committee, while serving as such, shall be a member of the Board and shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

          (f) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

          (g)     "Corporation" shall mean MATEC Corporation, a
Maryland corporation.

          (h) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

          (i) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

          (j) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Committee. Such fair market value shall be deemed conclusive upon the determination of the Committee made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

          (k) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in
Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

          (l) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

          (m) "Participant" shall mean any person who is granted a Stock Option under the Plan.

          (n)     "Plan" shall mean the MATEC Corporation 1999
Stock Option Plan as set forth herein and as amended from time to time.

          (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

          (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in Section 424(f) of the Code.

3.  ADMINISTRATION
    --------------

          (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

          (b)     The determination of those eligible to receive
Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

          (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


4.  COMMON STOCK LIMITS
    -------------------

          The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 100,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Committee, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.


5.  ELIGIBILITY FOR PARTICIPATION
    -----------------------------
          (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees and consultants and advisers to the Corporation or any Subsidiary corporation, provided that members of the Board who are not Employees shall not be eligible.

          (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common
Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

          (c) Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.

6.  STOCK OPTIONS - TERMS AND CONDITIONS
    ------------------------------------

          All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Committee may prescribe, including the following provisions:

          (a) PRICE: The Committee shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

          (b) PERIOD: The Committee shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of the grant of the Option.

          (c) TIME OF EXERCISE: The Committee shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

          (d) EXERCISE: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase
Price").  Payment may be made:

          (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

          (ii) at the discretion of the Committee by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

          (iii)    at the discretion of the Committee and
subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair
Market Value on the date of exercise equal to the Purchase
Price or the portion thereof being so paid, or

          (iv)    at the discretion of the Committee by a
combination of (i) and (ii) or (i) and (iii) above.

The Committee shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

          (e)     SPECIAL RULES FOR INCENTIVE STOCK OPTIONS:
Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

          (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such other limit as may be in effect from time to time under the
Code), such Options shall be treated as Non-Qualified Options.

          (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either (a) within two years after the date of the grant of the Option under which such shares were acquired or
(b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.


7.  TERMINATION OF EMPLOYMENT
    -------------------------

          If a Participant holding an Option shall cease to be employed (or in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code
(hereinafter called a "Disability"), as determined by the Committee, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation of employment or engagement, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation of employments or engagements. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.


8.  DISABILITY
    ----------

          If a Participant holding an Option shall cease to be employed (or, in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation of employment, but only within one year following such cessation of employment due to said Disability.

9.  ADJUSTMENTS
    -----------

          In the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Corporation, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options.


10.  MERGER, CONSOLIDATION OR SALE OF ASSETS
     ---------------------------------------

          If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.


11.  AMENDMENT AND TERMINATION OF PLAN
     ---------------------------------
          (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

          (i)     modify the eligibility requirements for
participation in the Plan; or

          (ii)    increase the total number of shares of Common
Stock which may be issued pursuant to Stock Options, except as is provided for in accordance with Paragraph 9 of the Plan.

          (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

          (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.

12.  GOVERNMENT AND OTHER REGULATIONS
     --------------------------------

          The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.


13.  MISCELLANEOUS PROVISIONS
     ------------------------

          (a) RIGHTS TO CONTINUED EMPLOYMENT: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

          (b) WHO SHALL EXERCISE: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

          (c) NON-TRANSFERABILITY: No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Committee a Non-Qualified Option may be made transferable and assignable on such terms and conditions as the Committee shall in its discretion determine.

          (d) WITHHOLDING TAXES: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

          (e) RIGHTS AS STOCKHOLDER: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

          (f) PLAN EXPENSES: Any expenses of administering this Plan shall be borne by the Corporation.

          (g) LEGAL CONSIDERATIONS: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

          (h) OTHER PLANS: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

          (i) NO WARRANTY OF TAX EFFECT: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

          (j)     CONSTRUCTION OF PLAN:  The validity,
construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.


14.  STOCKHOLDER APPROVAL - TERM OF PLAN
     -----------------------------------

          Upon approval by the stockholders of the Corporation, the Plan shall become unconditionally effective as of March 30, 1999. No Option shall be granted after March 29, 2009, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                               MATEC CORPORATION

                 Proxy Solicited by the Board of Directors for
               Special in Lieu of Annual Meeting on May 13, 1999

The undersigned hereby constitutes and appoints TED VALPEY, JR. and MICHAEL
J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of MATEC Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Special in Lieu of Annual Meeting of its stockholders to be held on May 13, 1999, at the offices of the Company, 75
South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposals set forth on the reverse side and described in the Proxy Statement dated April 5, 1999.

The undersigned acknowledges receipt of the Notice of Special in Lieu of Annual Meeting and Proxy Statement, each dated April 5, 1999.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED APRIL 5, 1999 AND "FOR" THE PROPOSAL TO APPROVE THE 1999
STOCK OPTION PLAN.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
_________________________________          __________________________________
_________________________________          __________________________________
_________________________________          __________________________________

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

MATEC CORPORATION

Mark box at right if an address change or comment has been noted [ ] on the reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:

A Vote "FOR" Items 1 and 2 is recommended by the Board of Directors.

1.  The election of six directors.  Nominees:

Eli Fleisher         Robert W. Muir, Jr.    For All     With-     For All
Lawrence Holsborg    Joseph W. Tiberio      Nominees    hold      Except
John J. McArdle III  Ted Valpey, Jr.          [ ]        [ ]        [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

2.  Proposal to approve the 1999 Stock        For      Against    Abstain
    Option Plan as described in the           [ ]        [ ]        [ ]
    Proxy Statement dated April 5, 1999.


Please be sure to sign and date               IMPORTANT: In signing this Proxy,
this Proxy.                                   please sign your name or names in
                                              the box at left in the exact form
                       Date ________________  appearing on this Proxy.  When
                                              signing as an attorney, executor,
                                              administrator, trustee or
                                              guardian, please give your full
_____________________  _____________________  title as such.  EACH JOINT TENANT
Stockholder sign here  Co-owner sign here     MUST SIGN.


DETACH CARD                                                         DETACH CARD